Schedule 14A Information

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ X ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

Vanguard Specialized Funds

Vanguard World Fund

Vanguard Variable Insurance Funds

(Name of Registrant as Specified in its Declaration of Trust)

Payment of Filing Fee (Check the appropriate box):

[ X ] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act
Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total Fee Paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1) Amount previously paid:
(2) Form, schedule or registration statement no.:
(3) Filing party; (4) Date filed:

FAS Proxy web freshness

[Title (20 to 60 characters)]

Proxy voting begins for 6 Vanguard funds

[Body]

Shareholders of six U.S.-domiciled Vanguard funds may begin voting by proxy today on two important proposals affecting their funds.

The proposals—a merger for one fund and a change in diversification status for five other funds—were outlined in definitive proxy statements filed with the U.S. Securities and Exchange Commission.

The voting will continue through a special shareholder meeting scheduled to be held virtually on January 22, 2021.

“We encourage shareholders of the six funds to vote on these important proposals, which we believe will lead to better outcomes for investors,” said Vanguard CEO Tim Buckley. “The merger will place shareholders in a comparable fund with better historical long-term investment performance and a lower expense ratio, and the diversification status changes will give the funds’ investment advisors greater flexibility in managing those funds.”

What’s on the proxy ballots

The proposed merger would combine the $1.0 billion Vanguard U.S. Value Fund (VUVLX) with the $82.9 billion Vanguard Value Index Fund (VVIAX). Voting is open to shareholders of the U.S. Value Fund.

Voting on the proposal to reclassify five funds as “non-diversified,” as defined by the Investment Company Act of 1940, is open to shareholders of:

·	Vanguard Health Care Fund (Investor Shares VGHCX; Admiral™ Shares VGHAX)
·	Vanguard Energy Fund (Investor Shares VGENX; Admiral Shares VGELX)
·	Vanguard U.S. Growth Fund (Investor Shares VWUSX; Admiral Shares VWUAX)
·	Vanguard Variable Insurance Funds—Growth Portfolio
·	Vanguard Variable Insurance Funds—Real Estate Index Portfolio

Overview of voting process

Voting instructions and additional information about the proposals are expected to reach shareholders over the next several weeks. Vanguard is asking shareholders to vote promptly so that the funds can avoid the extra cost of soliciting sufficient shareholder participation before voting ends in January.

Shareholders can vote their proxy online, by phone, or by mail from the time they receive their proxy materials. Voting concludes at the virtual shareholder meeting, which is scheduled to start at 3 p.m., Eastern time, January 22, 2021. Shareholders who attend the virtual meeting will be able to cast their votes electronically at the start of the meeting. Earlier deadlines apply for certain types of accounts.

During the proxy campaign, some shareholders will be contacted on behalf of Vanguard by Computershare Fund Services, a highly regarded proxy solicitation firm known for its secure and accurate processes. The firm will help Vanguard with distribution of proxy materials, vote tabulation, and shareholder outreach.

Details on the proposals and voting methods are available at https://www.proxy-direct.com/vanguard/materials.

Notes:

·

For more information about Vanguard funds, visit advisors.vanguard.com or call 800-997-2798 to obtain a prospectus or, if available, a summary prospectus. Investment objectives, risks, charges, expenses, and other important information about a fund are contained in the prospectus; read and consider it carefully before investing.

·

Shareholders of Vanguard U.S. Value Fund will receive a proxy statement/prospectus that describes the investment objective, strategies, expenses, and risks of an investment in Vanguard Value Index Fund and provides other important information about the proposal. Please read the proxy statement/prospectus carefully before making any decision to invest or to approve the proposal. To receive a free copy of the proxy statement/prospectus and other relevant documents, you may call Computershare Fund Services toll-free at 866-963-5746 or visit https://www.proxy-direct.com/vanguard/materials. The proxy statement/prospectus and other relevant documents  are   also available for free on the SEC  ’  s website ( www.sec.gov).

·

Shareholders of Vanguard Health Care Fund, Vanguard Energy Fund, Vanguard U.S. Growth Fund, Vanguard Variable Insurance Funds—Growth Portfolio, and Vanguard Variable Insurance Funds—Real Estate Index Portfolio will receive a proxy statement that provides important information about the proposal. Please read the proxy statement carefully before making any decision to approve the proposal. To receive a free copy of the proxy statement and other relevant documents, you may call Computershare Fund Services toll-free at 866-963-5746 or visit https://www.proxy-direct.com/vanguard/materials. The proxy statement and other relevant documents  are   also available for free on the SEC  ’  s   website ( www.sec.gov).

·

All investing is subject to risk, including the possible loss of the money you invest. Diversification does not ensure a profit or protect against a loss. Funds that concentrate on a relatively narrow market sector face the risk of higher share-price volatility.

·	All asset figures are as of September 30, 2020, unless otherwise noted.

IIG Proxy web freshness

[Title (20 to 60 characters)]

[option 1 - 40 characters]

Proxy voting begins for 6 Vanguard funds

[option 2 - 46 characters]

Shareholders voting on merger, diversification

[option 3 - 41 characters]

Vanguard proposals go to shareholder vote

[Body]

Shareholders of six U.S.-domiciled Vanguard funds may begin voting by proxy today on two important proposals affecting their funds.

The proposals—a merger for one fund and a change in diversification status for five other funds—were outlined in definitive proxy statements filed with the U.S. Securities and Exchange Commission.

The voting will continue through a special shareholder meeting scheduled to be held virtually on January 22, 2021.

“We encourage shareholders of the six funds to vote on these important proposals, which we believe will lead to better outcomes for investors,” said Vanguard CEO Tim Buckley. “The merger will place shareholders in a comparable fund with better historical long-term investment performance and a lower expense ratio, and the diversification status changes will give the funds’ investment advisors greater flexibility in managing those funds.”

What’s on the proxy ballots

The proposed merger would combine the $1.0 billion Vanguard U.S. Value Fund with the $82.9 billion Vanguard Value Index Fund. Voting is open to shareholders of the U.S. Value Fund.

Voting on the proposal to reclassify five funds as “non-diversified,” as defined by the Investment Company Act of 1940, is open to shareholders of:

·	Vanguard Health Care Fund
·	Vanguard Energy Fund
·	Vanguard U.S. Growth Fund
·	Vanguard Variable Insurance Funds—Growth Portfolio
·	Vanguard Variable Insurance Funds—Real Estate Index Portfolio

Overview of voting process

Voting instructions and additional information about the proposals are expected to reach shareholders over the next several weeks. Vanguard is asking shareholders to vote promptly so that the funds can avoid the extra cost of soliciting sufficient shareholder participation before voting ends in January. Vanguard fund shareholders are owners of the funds; their participation in the voting process is important for the funds to be able to operate more efficiently and effectively.

Shareholders can vote their proxy online, by phone, or by mail from the time they receive their proxy materials. Voting concludes at the virtual shareholder meeting, which is scheduled to start at 3 p.m. Eastern time, January 22, 2021. Shareholders who attend the virtual meeting will be able to cast their votes electronically at the start of the meeting. Earlier deadlines apply for certain types of accounts.

Computershare Fund Services, a highly regarded proxy solicitation firm known for its secure and accurate processes, will help Vanguard with distribution of proxy materials, vote tabulation, and shareholder outreach.

Details on the proposals and voting methods are available at https://www.proxy-direct.com/vanguard/materials.

For additional information, please contact your Vanguard representative.

Notes:

Add division-specific prospectus source/contact info

·

For more information about Vanguard funds, visit institutional.vanguard.com or call 866-963-5746 to obtain a prospectus or, if available, a summary prospectus. Investment objectives, risks, charges, expenses, and other important information about a fund are contained in the prospectus; read and consider it carefully before investing.

·

Shareholders of Vanguard U.S. Value Fund will receive a proxy statement/prospectus that describes the investment objective, strategies, expenses, and risks of an investment in Vanguard Value Index Fund and provides other important information about the proposal. Please read the proxy statement/prospectus carefully before making any decision to invest or to approve the proposal. To receive a free copy of the proxy statement/prospectus and other relevant documents, you may call Computershare Fund Services toll-free at 866-963-5746 or visit https://www.proxy-direct.com/vanguard/materials. The proxy statement/prospectus and other relevant documents  are   also available for free on the SEC  ’  s website ( www.sec.gov).

·

Shareholders of Vanguard Health Care Fund, Vanguard Energy Fund, Vanguard U.S. Growth Fund, Vanguard Variable Insurance Funds—Growth Portfolio, and Vanguard Variable Insurance Funds—Real Estate Index Portfolio will receive a proxy statement that provides important information about the proposal. Please read the proxy statement carefully before making any decision to approve the proposal. To receive a free copy of the proxy statement and other relevant documents, you may call Computershare Fund Services toll-free at 866-963-5746 or visit https://www.proxy-direct.com/vanguard/materials. The proxy statement and other relevant documents  are   also available for free on the SEC  ’  s   website ( www.sec.gov).

·

All investing is subject to risk, including the possible loss of the money you invest. Diversification does not ensure a profit or protect against a loss. Funds that concentrate on a relatively narrow market sector face the risk of higher share-price volatility.

·	All asset figures are as of September 30, 2020, unless otherwise noted.

FAS Proxy push email

[Subject Line]

Proxy voting begins for 6 Vanguard funds

[Preheader]

Shareholders encouraged to vote on proposals

[Headline]

Shareholders voting on merger, diversification

[Body]

Voting opens today in Vanguard’s proxy campaign to enable shareholders of six U.S.-domiciled funds to vote on two important proposals affecting their funds.

The proposals—a merger for one fund and a change in diversification status for five other funds—were outlined in definitive proxy statements filed with the U.S. Securities and Exchange Commission.

The voting will continue through a special shareholder meeting scheduled to be held virtually on January 22, 2021.

What’s on the proxy ballots

The proposed merger would combine Vanguard U.S. Value Fund (VUVLX, CUSIP 922020201) with Vanguard Value Index Fund (Admiral™ Shares VVIAX, CUSIP 922908678). Voting is open to shareholders of the U.S. Value Fund.

Voting on the proposal to reclassify five funds as “non-diversified,” as defined by the Investment Company Act of 1940, is open to shareholders of:

·	Vanguard Health Care Fund (Investor Shares VGHCX, CUSIP 921908307; Admiral Shares VGHAX, CUSIP 921908885)
·	Vanguard Energy Fund (Investor Shares VGENX, CUSIP 921908109; Admiral Shares VGELX, CUSIP 921908802)
·	Vanguard U.S. Growth Fund (Investor Shares VWUSX, CUSIP 921910105; Admiral Shares VWUAX, CUSIP 921910600)
·	Vanguard Variable Insurance Funds—Growth Portfolio (CUSIP 921925509)
·	Vanguard Variable Insurance Funds—Real Estate Index Portfolio (CUSIP 921925848)

Overview of voting process

Voting instructions and additional information about the proposals are expected to reach shareholders over the next several weeks. Vanguard is asking shareholders to vote promptly so that the funds can avoid the extra cost of soliciting sufficient shareholder participation before voting ends in January.

Shareholders can vote their proxy online, by phone, or by mail from the time they receive proxy materials. Voting concludes at the virtual shareholder meeting, which is scheduled to start at 3 p.m., Eastern time, January 22, 2021. Shareholders who attend the virtual meeting will be able to cast their votes electronically at the start of the meeting. Earlier deadlines apply for certain types of accounts.

During the proxy campaign, some shareholders will be contacted on behalf of Vanguard by Computershare Fund Services, a highly regarded proxy solicitation firm known for its secure and accurate processes. The firm will help Vanguard with distribution of proxy materials, vote tabulation, and shareholder outreach.

Details on the proposals and voting methods are available at https://www.proxy-direct.com/vanguard/materials.

Please contact your Vanguard Relationship Management Team at 800-232-6171 or by email  with any questions about this announcement.

----

Legal notices

For more information about Vanguard funds, visit advisors.vanguard.com or call 800-997-2798 to obtain a prospectus or, if available, a summary prospectus. Investment objectives, risks, charges, expenses, and other important information about a fund are contained in the prospectus; read and consider it carefully before investing.

Shareholders of Vanguard U.S. Value Fund will receive a proxy statement/prospectus that describes the investment objective, strategies, expenses, and risks of an investment in Vanguard Value Index Fund and provides other important information about the proposal. Please read the proxy statement/prospectus carefully before making any decision to invest or to approve the proposal. To receive a free copy of the proxy statement/prospectus and other relevant documents, you may call Computershare Fund Services toll-free at 866-963-5746 or visit https://www.proxy-direct.com/vanguard/materials. The proxy statement/prospectus and other relevant documents  are   also available for free on the SEC’s website ( www.sec.gov).

Shareholders of Vanguard Health Care Fund, Vanguard Energy Fund, Vanguard U.S. Growth Fund, Vanguard Variable Insurance Funds—Growth Portfolio, and Vanguard Variable Insurance Funds—Real Estate Index Portfolio will receive a proxy statement that provides important information about the proposal. Please read the proxy statement carefully before making any decision to approve the proposal. To receive a free copy of the proxy statement and other relevant documents, you may call Computershare Fund Services toll-free at 866-963-5746 or visit https://www.proxy-direct.com/vanguard/materials. The proxy statement and other relevant documents  are   also available for free on the SEC’s website ( www.sec.gov).

All investing is subject to risk, including the possible loss of the money you invest. Diversification does not ensure a profit or protect against a loss. Funds that concentrate on a relatively narrow market sector face the risk of higher share-price volatility.

CGS identifiers have been provided by CUSIP Global Services, managed on behalf of the American Bankers Association by Standard & Poor's Financial Services, LLC, and are not for use or dissemination in a manner that would serve as a substitute for any CUSIP service. The CUSIP Database, © 2020 American Bankers Association. "CUSIP" is a registered trademark of the American Bankers Association.

For financial advisors only. Not for public distribution.

Email administration

If you no longer wish to receive promotional emails related to Vanguard Financial Advisor Services™, please opt out. Please do not reply to this message to opt out.

© 2020 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor. The material in this message is promotional in nature.

100 Vanguard Boulevard | Malvern, PA 19355-2331 | advisors.vanguard.com

Privacy statement | Contact us | Home

IIG proxy push email

[Subject Line]

Proxy voting begins for 6 Vanguard funds

[Preheader]

Shareholders encouraged to vote on proposals

[Headline]

Shareholders voting on merger, diversification

[Body]

Voting opens today in Vanguard’s proxy campaign to enable shareholders of six U.S.-domiciled funds to vote on two important proposals affecting their funds.

The proposals—a merger for one fund and a change in diversification status for five other funds—were outlined in definitive proxy statements filed with the U.S. Securities and Exchange Commission.

The voting will continue through a special shareholder meeting scheduled to be held virtually on January 22, 2021.

What’s on the proxy ballots

The proposed merger would combine Vanguard U.S. Value Fund with Vanguard Value Index Fund. Voting is open to shareholders of the U.S. Value Fund.

Voting on the proposal to reclassify five funds as “non-diversified,” as defined by the Investment Company Act of 1940, is open to shareholders of:

·	Vanguard Health Care Fund
·	Vanguard Energy Fund
·	Vanguard U.S. Growth Fund
·	Vanguard Variable Insurance Funds—Growth Portfolio
·	Vanguard Variable Insurance Funds—Real Estate Index Portfolio

If approved, this proposal will provide portfolio managers with increased investment flexibility and the potential for better investment performance. It will also allow portfolio managers to add more capital to high-conviction ideas. Although there is the potential for improved investment performance, a non-diversified fund presents a higher degree of investment risk because of its ability to make more concentrated investments.

Overview of voting process

Voting instructions and additional information about the proposals are expected to reach shareholders by mail over the next several weeks. Vanguard is asking shareholders to vote promptly so that the funds can avoid the extra cost of soliciting sufficient shareholder participation before voting ends in January. Vanguard fund shareholders are owners of the funds, so their participation in the voting process is important for the funds to be able to operate more efficiently and effectively.

Shareholders can vote their proxy online, by phone, or by mail from the time they receive proxy materials. Voting concludes at the shareholder meeting, which is scheduled to start at 3 p.m. Eastern time, January 22, 2021. Shareholders who attend the virtual meeting will be able to cast votes electronically at the start of the meeting. Earlier deadlines may apply for certain types of accounts.

Computershare Fund Services, a highly regarded proxy solicitation firm known for its secure and accurate processes, will help Vanguard with distribution of proxy materials, vote tabulation, and shareholder outreach.

Details on the proposals and voting methods are available at https://www.proxy-direct.com/vanguard/materials.

[Closing for Full Service version]

How to vote

For plans where Vanguard serves as record-keeper, votes are cast by either the plan sponsor or participant, depending upon the plan’s trust agreement.

·	Plan sponsors may find it most convenient to vote directly through My Plan Manager, but can also vote online, by phone, or by mail.

·	Plan participants can use information from their proxy cards to vote online, by phone, or by mail.

For non-qualified plans where Newport serves as record-keeper, distribution of proxy materials and vote tabulation will occur through Broadridge. This voting will occur online, by phone, or by mail.

[Closing for Investment Only version]

How to vote

Shareholders with investments held directly with Vanguard will receive proxy materials and voting instructions from Computershare. Voting can occur online, by phone, or by mail.

Those clients with shares held through an intermediary will receive proxy materials and voting instructions from, as well as vote through, Broadridge. This voting will occur online, by phone, or by mail.

----

Legal notices

For more information about Vanguard funds, visit institutional.vanguard.com or call 866-963-5746 to obtain a prospectus or, if available, a summary prospectus. Investment objectives, risks, charges, expenses, and other important information about a fund are contained in the prospectus; read and consider it carefully before investing.

Shareholders of Vanguard U.S. Value Fund will receive a proxy statement/prospectus that describes the investment objective, strategies, expenses, and risks of an investment in Vanguard Value Index Fund and provides other important information about the proposal. Please read the proxy statement/prospectus carefully before making any decision to invest or to approve the proposal. To receive a free copy of the proxy statement/prospectus and other relevant documents, you may call Computershare Fund Services toll-free at 866-963-5746 or visit https://www.proxy-direct.com/vanguard/materials. The proxy statement/prospectus and other relevant documents  are   also available for free on the SEC’s website ( www.sec.gov).

Shareholders of Vanguard Health Care Fund, Vanguard Energy Fund, Vanguard U.S. Growth Fund, Vanguard Variable Insurance Funds—Growth Portfolio, and Vanguard Variable Insurance Funds—Real Estate Index Portfolio will receive a proxy statement that provides important information about the proposal. Please read the proxy statement carefully before making any decision to approve the proposal. To receive a free copy of the proxy statement and other relevant documents, you may call Computershare Fund Services toll-free at 866-963-5746 or visit https://www.proxy-direct.com/vanguard/materials. The proxy statement and other relevant documents  are   also available for free on the SEC’s website ( www.sec.gov).

All investing is subject to risk, including the possible loss of the money you invest. Diversification does not ensure a profit or protect against a loss. Funds that concentrate on a relatively narrow market sector face the risk of higher share-price volatility.

Email administration

If you do not want to receive emails about investment topics, opt out.

Please do not reply to this message to opt out.

© 2020 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor. The material in this message is promotional in nature.

100 Vanguard Boulevard | Malvern, PA 19355-2331 | institutional.vanguard.com

Privacy statement | Contact us | Home

FAS Proxy send text

Subject: Proxy voting begins on merger, diversification

#FirstName#,

I’m writing to let you know that voting has opened in Vanguard’s proxy campaign to enable shareholders of six U.S.-domiciled funds to vote on two important proposals affecting their funds.

The proposals—a merger for one fund and a change in diversification status for five other funds—were outlined in definitive proxy statements filed with the U.S. Securities and Exchange Commission.

The voting will continue through a special shareholder meeting scheduled to be held virtually on January 22, 2021.

What’s on the proxy ballots

The proposed merger would combine Vanguard U.S. Value Fund (VUVLX) with Vanguard Value Index Fund (VVIAX). Voting is open to shareholders of the U.S. Value Fund.

Voting on the proposal to reclassify five funds as “non-diversified,” as defined by the Investment Company Act of 1940, is open to shareholders of:

·	Vanguard Health Care Fund (Investor Shares VGHCX; Admiral™ Shares VGHAX)
·	Vanguard Energy Fund (Investor Shares VGENX; Admiral Shares VGELX)
·	Vanguard U.S. Growth Fund (Investor Shares VWUSX; Admiral Shares VWUAX)
·	Vanguard Variable Insurance Funds—Growth Portfolio
·	Vanguard Variable Insurance Funds—Real Estate Index Portfolio

Overview of voting process

Voting instructions and additional information about the proposals are expected to reach shareholders over the next several weeks. Vanguard is asking shareholders to vote promptly so that the funds can avoid the extra cost of soliciting sufficient shareholder participation before voting ends in January.

Shareholders can vote their proxy online, by phone, or by mail from the time they receive proxy materials. Voting concludes at the virtual shareholder meeting, which is scheduled to start at 3 p.m., Eastern time, January 22, 2021. Shareholders who attend the virtual meeting will be able to cast their votes electronically at the start of the meeting. Earlier deadlines apply for certain types of accounts.

During the proxy campaign, some shareholders will be contacted on behalf of Vanguard by Computershare Fund Services, a highly regarded proxy solicitation firm known for its secure and accurate processes. The firm will help Vanguard with distribution of proxy materials, vote tabulation, and shareholder outreach.

Details on the proposals and voting methods are available at https://www.proxy-direct.com/vanguard/materials.

If you have any questions or would like more information, please don’t hesitate to contact me.

#VGI_Name#

#VGI_Title#

Phone: #VGI_Phone#, Ext. #VGI_EXT#

_____________________________________________________________

Legal notices

For more information about Vanguard funds, visit advisors.vanguard.com or call 800-997-2798 to obtain a prospectus or, if available, a summary prospectus. Investment objectives, risks, charges, expenses, and other important information about a fund are contained in the prospectus; read and consider it carefully before investing.

Shareholders of Vanguard U.S. Value Fund will receive a proxy statement/prospectus that describes the investment objective, strategies, expenses, and risks of an investment in Vanguard Value Index Fund and provides other important information about the proposal. Please read the proxy statement/prospectus carefully before making any decision to invest or to approve the proposal. To receive a free copy of the proxy statement/prospectus and other relevant documents, you may call Computershare Fund Services toll-free at 866-963-5746 or visit https://www.proxy-direct.com/vanguard/materials. The proxy statement/prospectus and other relevant documents  are   also available for free on the SEC’s website ( www.sec.gov).

Shareholders of Vanguard Health Care Fund, Vanguard Energy Fund, Vanguard U.S. Growth Fund, Vanguard Variable Insurance Funds—Growth Portfolio, and Vanguard Variable Insurance Funds—Real Estate Index Portfolio will receive a proxy statement that provides important information about the proposal. Please read the proxy statement carefully before making any decision to approve the proposal. To receive a free copy of the proxy statement and other relevant documents, you may call Computershare Fund Services toll-free at 866-963-5746 or visit https://www.proxy-direct.com/vanguard/materials. The proxy statement and other relevant documents  are   also available for free on the SEC’s website ( www.sec.gov).

All investing is subject to risk, including the possible loss of the money you invest. Diversification does not ensure a profit or protect against a loss. Funds that concentrate on a relatively narrow market sector face the risk of higher share-price volatility.

For financial advisors only. Not for public distribution.

Email administration

If you no longer wish to receive promotional emails related to Vanguard Financial Advisor Services™, please opt out. Please do not reply to this message to opt out.

© 2020 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor. | Privacy statement: http://www.vanguard.com/finadvprivacystmt

100 Vanguard Boulevard | Malvern, PA 19355-2331 | advisors.vanguard.com

Proxy send text (FS and IO clients)

Subject: Proxy voting begins on merger, diversification

#FirstName#,

I’m writing to let you know that voting has opened in Vanguard’s proxy campaign to enable shareholders of six U.S.-domiciled funds to vote on two important proposals affecting their funds.

The proposals—a merger for one fund and a change in diversification status for five other funds—were outlined in definitive proxy statements filed with the U.S. Securities and Exchange Commission.

The voting will continue through a special shareholder meeting scheduled to be held virtually on January 22, 2021.

What’s on the proxy ballots

The proposed merger would combine Vanguard U.S. Value Fund with Vanguard Value Index Fund. Voting is open to shareholders of the U.S. Value Fund.

Voting on the proposal to reclassify five funds as “non-diversified,” as defined by the Investment Company Act of 1940, is open to shareholders of:

·	Vanguard Health Care Fund
·	Vanguard Energy Fund
·	Vanguard U.S. Growth Fund
·	Vanguard Variable Insurance Funds—Growth Portfolio
·	Vanguard Variable Insurance Funds—Real Estate Index Portfolio

If approved, this proposal will provide portfolio managers with increased investment flexibility and the potential for better investment performance. It will also allow portfolio managers to add more capital to high-conviction ideas. Although there is the potential for improved investment performance, a non-diversified fund presents a higher degree of investment risk because of its ability to make more concentrated investments.

Overview of voting process

Voting instructions and additional information about the proposals are expected to reach shareholders over the next several weeks. Vanguard is asking shareholders to vote promptly so that the funds can avoid the extra cost of soliciting sufficient shareholder participation before voting ends in January. Vanguard fund shareholders are owners of the funds, so their participation in the voting process is important for the funds to be able to operate more efficiently and effectively.

Shareholders can vote their proxy online, by phone, or by mail from the time they receive proxy materials. Voting concludes at the virtual shareholder meeting, which is scheduled to start at 3 p.m. Eastern time, January 22, 2021. Shareholders who attend the virtual meeting will be able to cast votes electronically at the start of the meeting. Earlier deadlines may apply for certain types of accounts.

Computershare Fund Services, a highly regarded proxy solicitation firm known for its secure and accurate processes, will help Vanguard with distribution of proxy materials, vote tabulation, and shareholder outreach.

Details on the proposals and voting methods are available at https://www.proxy-direct.com/vanguard/materials.

[Closing for Full Service version]

How to vote

For plans where Vanguard serves as record-keeper, votes are cast by either the plan sponsor or participant, depending upon the plan’s trust agreement.

·	Plan sponsors may find it most convenient to vote directly through My Plan Manager, but can also vote online, by phone, or by mail.

·	Plan participants can use information from their proxy cards to vote online, by phone, or by mail.

For non-qualified plans where Newport serves as record-keeper, distribution of proxy materials and vote tabulation will occur through Broadridge. This voting will occur online, by phone, or by mail.

[Closing for Investment Only version]

How to vote

Shareholders with investments held directly with Vanguard will receive proxy materials and voting instructions from Computershare. Voting can occur online, by phone , or by mail.

Those clients with shares held through an intermediary will receive proxy materials and voting instructions from, as well as vote through, Broadridge. This voting will occur online, by phone, or by mail.

If you have any questions or would like more information, please don’t hesitate to contact me.

#VGI_Name#

#VGI_Title#

Phone: #VGI_Phone#, Ext. #VGI_EXT#

_____________________________________________________________

For more information about Vanguard funds, visit institutional.vanguard.com or call 866-963-5746 to obtain a prospectus or, if available, a summary prospectus. Investment objectives, risks, charges, expenses, and other important information about a fund are contained in the prospectus; read and consider it carefully before investing.

Shareholders of Vanguard U.S. Value Fund will receive a proxy statement/prospectus that describes the investment objective, strategies, expenses, and risks of an investment in Vanguard Value Index Fund and provides other important information about the proposal. Please read the proxy statement/prospectus carefully before making any decision to invest or to approve the proposal. To receive a free copy of the proxy statement/prospectus and other relevant documents, you may call Computershare Fund Services toll-free at 866-963-5746 or visit https://www.proxy-direct.com/vanguard/materials. The proxy statement/prospectus and other relevant documents  are   also available for free on the SEC’s website ( www.sec.gov).

Shareholders of Vanguard Health Care Fund, Vanguard Energy Fund, Vanguard U.S. Growth Fund, Vanguard Variable Insurance Funds—Growth Portfolio, and Vanguard Variable Insurance Funds—Real Estate Index Portfolio will receive a proxy statement that provides important information about the proposal. Please read the proxy statement carefully before making any decision to approve the proposal. To receive a free copy of the proxy statement and other relevant documents, you may call Computershare Fund Services toll-free at 866-963-5746 or visit https://www.proxy-direct.com/vanguard/materials. The proxy statement and other relevant documents  are   also available for free on the SEC’s website ( www.sec.gov).

All investing is subject to risk, including the possible loss of the money you invest. Diversification does not ensure a profit or protect against a loss. Funds that concentrate on a relatively narrow market sector face the risk of higher share-price volatility.

© 2020 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor. | Privacy statement: institutional.vanguard.com/privacy

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VIAS proxy send text

[Subject Line]

Proxy voting begins for 6 Vanguard funds

[Preheader]

Shareholders encouraged to vote on proposals

[Headline]

Shareholders voting on merger, diversification

[Body]

Voting opens today in Vanguard’s proxy campaign to enable shareholders of six U.S.-domiciled funds to vote on two important proposals affecting their funds.

The proposals—a merger for one fund and a change in diversification status for five other funds—were outlined in definitive proxy statements filed with the U.S. Securities and Exchange Commission.

The voting will continue through a special shareholder meeting scheduled to be held virtually on January 22, 2021.

What’s the impact to me

You are a shareholder of the Vanguard U.S. Growth Fund, and will be asked to vote on the proposal to reclassify it as “non-diversified,” as defined by the Investment Company Act of 1940. U.S. Growth Fund is one of five funds impacted by the proposal. If approved, this proposal will provide portfolio managers with increased investment flexibility and the potential for better investment performance. It will also allow portfolio managers to add more capital to high-conviction ideas. Although there is the potential for improved investment performance, a non-diversified fund presents a higher degree of investment risk because of its ability to make more concentrated investments.

I will contact you shortly to discuss this change and proxy voting in more detail.

Overview of voting process

Voting instructions and additional information about the proposals are expected to reach shareholders by mail over the next several weeks. Vanguard is asking shareholders to vote promptly so that the funds can avoid the extra cost of soliciting sufficient shareholder participation before voting ends in January. Vanguard fund shareholders are owners of the funds, so their participation in the voting process is important for the funds to be able to operate more efficiently and effectively.

Shareholders can vote their proxy online, by phone, or by mail from the time they receive proxy materials. Voting concludes at the shareholder meeting, which is scheduled to start at 3 p.m. Eastern time, January 22, 2021. Shareholders who attend the virtual meeting will be able to cast votes electronically at the start of the meeting. Earlier deadlines may apply for certain types of accounts.

Computershare Fund Services, a highly regarded proxy solicitation firm known for its secure and accurate processes, will help Vanguard with distribution of proxy materials and vote tabulation.

Details on the proposals and voting methods are available at https://www.proxy-direct.com/vanguard/materials.

How to vote

Shareholders will receive proxy materials and voting instructions from Computershare. Voting can occur online, by phone, or by mail.

I am looking forward to our discussion about the non-diversification proposal and your voting. As always, thank you for choosing Vanguard.

----

Legal notices

For more information about Vanguard funds, visit institutional.vanguard.com or call 866-963-5746 to obtain a prospectus or, if available, a summary prospectus. Investment objectives, risks, charges, expenses, and other important information about a fund are contained in the prospectus; read and consider it carefully before investing.

Shareholders of Vanguard U.S. Value Fund will receive a proxy statement/prospectus that describes the investment objective, strategies, expenses, and risks of an investment in Vanguard Value Index Fund and provides other important information about the proposal. Please read the proxy statement/prospectus carefully before making any decision to invest or to approve the proposal. To receive a free copy of the proxy statement/prospectus and other relevant documents, you may call Computershare Fund Services toll-free at 866-963-5746 or visit https://www.proxy-direct.com/vanguard/materials. The proxy statement/prospectus and other relevant documents  are   also available for free on the SEC’s website ( www.sec.gov).

Shareholders of Vanguard Health Care Fund, Vanguard Energy Fund, Vanguard U.S. Growth Fund, Vanguard Variable Insurance Funds—Growth Portfolio, and Vanguard Variable Insurance Funds—Real Estate Index Portfolio will receive a proxy statement that provides important information about the proposal. Please read the proxy statement carefully before making any decision to approve the proposal. To receive a free copy of the proxy statement and other relevant documents, you may call Computershare Fund Services toll-free at 866-963-5746 or visit https://www.proxy-direct.com/vanguard/materials. The proxy statement and other relevant documents  are   also available for free on the SEC’s website ( www.sec.gov).

All investing is subject to risk, including the possible loss of the money you invest. Diversification does not ensure a profit or protect against a loss. Funds that concentrate on a relatively narrow market sector face the risk of higher share-price volatility.

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© 2020 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor. The material in this message is promotional in nature.

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CrewNet article

Title [40 characters max]:

Proxy voting begins on merger, diversification changes

Body:

Shareholders of six funds are about to start voting on two important fund proposals in Vanguard’s 2020–2021 proxy campaign.

The proposals—a merger for one fund and a change in diversification status for five other funds—are described in proxy statements being mailed starting today to shareholders with holdings in the affected funds as of the record date of October 15, 2020.

Voting can begin as soon as shareholders receive their materials and will continue through a special shareholder meeting that will be held virtually on January 22, 2021.

This effort is very important to Vanguard. Thank you in advance for your support in achieving a successful vote outcome. We believe the proposals under consideration are in the best interests of shareholders.

Merger proposal

As announced in July, one proposal calls for the merger of Vanguard U.S. Value Fund into Vanguard Value Index Fund, two value funds with similar characteristics and holdings but different investing styles.

Both funds provide exposure to value securities and exhibit a significant overlap in holdings, similar characteristics, and highly correlated returns. We believe the merger, if approved by shareholders of the U.S. Value Fund, will further streamline our investment lineup and enable us to continue to deliver strong outcomes for investors through lower costs and improved tax efficiency.

Diversification proposal

The second proposal would change the diversification status of five funds:

·	Vanguard Health Care Fund
·	Vanguard Energy Fund
·	Vanguard U.S. Growth Fund
·	Vanguard Variable Insurance Funds—Growth Portfolio
·	Vanguard Variable Insurance Funds—Real Estate Index Portfolio

If shareholders approve, these funds will be reclassified as “non-diversified,” as defined by the Investment Company Act of 1940. The change would give our investment advisors increased investment flexibility to invest a greater percentage of the funds’ assets in fewer issuers or any one issuer.

Working together

If you’re interacting with shareholders of these funds, encourage them to vote their proxy. Vanguard is asking shareholders to vote promptly so that the funds can avoid the extra cost of soliciting sufficient shareholder participation before voting ends in January.

During the campaign, some shareholders will be contacted on behalf of Vanguard by Computershare Fund Services, a highly regarded proxy solicitation firm known for its secure and accurate processes. The firm will help Vanguard with distribution of proxy materials, vote tabulation, and shareholder outreach.

More details on both proposals are available in the 2020–2021 Proxy Information Center, and additional information will be added to the site periodically over the next several months. Please take a moment to familiarize yourself with it and check back periodically for updates throughout the campaign.

Thank you again for your help with this effort. Our leadership team truly appreciates all that you do for Vanguard and our clients each and every day.

Notes:

·

Shareholders of Vanguard U.S. Value Fund will receive a proxy statement/prospectus that describes the investment objective, strategies, expenses, and risks of an investment in Vanguard Value Index Fund and provides other important information about the proposal. Shareholders should read the proxy statement/prospectus carefully before making any decision to invest or to approve the proposal. To receive a free copy of a proxy statement/prospectus and other relevant documents, shareholders may call Computershare Fund Services toll-free at 866-963-5746 or visit https://www.proxy-direct.com/vanguard/materials. The proxy statement/prospectus and other relevant documents are also available for free on the SEC’s website (www.sec.gov).

·

Shareholders of Vanguard Health Care Fund, Vanguard Energy Fund, Vanguard U.S. Growth Fund, Vanguard Variable Insurance Funds—Growth Portfolio, and Vanguard Variable Insurance Funds—Real Estate Index Portfolio will receive a proxy statement that provides important information about the proposal. Shareholders should read the proxy statement carefully before making any decision to approve the proposal. To receive a free copy of a proxy statement and other relevant documents, shareholders may call Computershare Fund Services toll-free at 866-963-5746 or visit https://www.proxy-direct.com/vanguard/materials. The proxy statement and other relevant documents are also available for free on the SEC’s website (www.sec.gov).

·

All investing is subject to risk, including the possible loss of the money you invest. Diversification does not ensure a profit or protect against a loss. Funds that concentrate on a relatively narrow market sector face the risk of higher share-price volatility.

·	This material is for crew educational and informational purposes only and does not constitute an offer or solicitation in any jurisdiction. Internal use only.

Internal use only

Internal Q&A

Updated October 30, 2020

2020–2021 Shareholder Proxy Internal Q&AOn July 29, 2020, Vanguard announced plans to hold a shareholder meeting virtually on January 22, 2021, so that shareholders of six U.S.-based Vanguard funds can vote on proposals involving their funds.Ahead of this meeting, starting in November 2020, the funds will conduct a campaign to encourage shareholders to vote by proxy. A proxy is the legal authority or means to permit shareholder votes to be registered without their physical presence at a shareholder meeting. Shareholders will be able to vote their proxy by mail, over the phone, or online.Key pointsShareholders of the following funds will be asked to vote on one of two Vanguard proposals: a fund merger and a change in diversification status. The funds’ boards of trustees believe that these proposed changes, if approved, will be in the best interests of fund shareholders. The boards recommend a vote FOR these proposals:Shareholders of Vanguard U.S. Value Fund (“U.S. Value”) will be asked to vote on the fund’s proposed merger into Vanguard Value Index Fund (“Value Index”).Shareholders of Vanguard Health Care Fund (“Health Care”), Vanguard Energy Fund (“Energy”), Vanguard U.S. Growth Fund (“U.S. Growth”), Vanguard Variable Insurance Funds—Growth Portfolio (“VVIF—Growth”), and Vanguard Variable Insurance Funds—Real Estate Index Portfolio (“VVIF—Real Estate”) will vote on proposed changes to the diversification status of those funds.Fund proxy materials and instructions on voting are expected to reach shareholders of the six Vanguard funds beginning in November 2020. That’s also when shareholders can begin to vote online, by phone, or by mail. The shareholder meeting is scheduled to be held virtually on January 22, 2021. Vanguard fund shareholders are owners of the funds, so their participation in the voting process is important for the funds to be able to operate more efficiently and effectively. Vanguard is asking shareholders to vote promptly so that the funds can avoid the extra cost of seeking the required level of shareholder participation before voting concludes on January 22, 2021. For more information regarding the two Vanguard proposals, please refer to the Merger of U.S. Value Fund into Value Index Fund Q&A and the Change in Diversification Status of Five Vanguard Funds Q&A. They can be found under “Public Announcement – July 29, 2020” in the Training and Crew Resources section of each divisional page in the 2020-2021 Proxy Information Center. Vanguard has  engaged   Computershare,   a highly regarded proxy solicitation firm known for its secure and accurate processes,   as our proxy vendor. Computershare will play an integral role in the proxy process   by   mailing proxy statements, conducting   shareholder   solicitation, and tabulating votes.

Important notices regarding fund proxy materials

·

Shareholders of U.S. Value will receive a proxy statement/prospectus that describes the investment objective, strategies, expenses, and risks of an investment in Value Index and provides other important information about the proposal. Shareholders should read the proxy statement/prospectus carefully before making any decision to invest or to approve the proposal. To receive a free copy of the proxy statement/prospectus and other relevant documents, shareholders may call Computershare Fund Services toll-free at 866-963-5746 or visit https://www.proxy-direct.com/vanguard/materials. The proxy statement/prospectus and other relevant documents are also available for free on the Securities and Exchange Commission (SEC) website (www.sec.gov).

·

Shareholders of Health Care, Energy, U.S. Growth, VVIF—Growth, and VVIF—Real Estate will receive a proxy statement that provides important information about the proposal. Shareholders should read the proxy statement carefully before making any decision to approve the proposal. To receive a free copy of the proxy statement and other relevant documents, shareholders may call Computershare Fund Services toll-free at 866-963-5746 or visit https://www.proxy-direct.com/vanguard/materials. The proxy statement and other relevant documents are also available for free on the SEC website (www.sec.gov).

Q&A content

1.	What is a proxy?

A proxy is the legal authority or means to permit votes by shareholders to be registered without their physical presence at an annual or special shareholder meeting. Shareholders may vote their proxy by mail, over the phone, or online once voting opens.

2.	Why is Vanguard conducting a proxy campaign and shareholder meeting?

The purpose of the proxy campaign and shareholder meeting is to enable shareholders to vote on two Vanguard proposals involving six Vanguard funds. The funds’ boards of trustees believe that the Vanguard proposals, if approved, will be in the best interests of fund shareholders and recommend a vote FOR the proposals.

3.	Which Vanguard funds are involved in the proxy?

The proxy involves U.S. Value, Health Care, Energy, U.S. Growth, VVIF—Growth, and VVIF—Real Estate.

4.	Who can vote?

Generally speaking, any shareholder who owned shares of any of the above funds on the “record date” (October 15, 2020) will be able to vote, even if that shareholder later sells those shares. This includes shareholders living outside the United States who are invested in any of the funds. However, there may be instances in which the authority to vote resides with a retirement plan sponsor or financial advisor.

5.	When will voting occur?

Fund proxy materials and instructions on voting are expected to reach shareholders of the funds beginning in November 2020. That’s when shareholders can begin to vote online, by phone, or by mail. Voting will conclude on January 22, 2021, at the shareholder meeting, which will be conducted virtually.

6.	What are U.S. Value shareholders being asked to approve?

Proposal to merge U.S. Value into Value Index

For shareholders of U.S. Value

What are shareholders being asked to approve?

If approved, this proposal will allow the merger of U.S. Value into Value Index. The two value funds have similar characteristics and holdings but different investing styles. Both funds provide exposure to value securities and exhibit a significant overlap in holdings, similar characteristics, and highly correlated returns. Vanguard’s Equity Index Group will continue as the advisor on the newly combined Value Index Fund; there will be no changes to the investment objective, strategies, policies, or overall portfolio management of Value Index.

How will the funds and fund shareholders benefit from passage of this proposal?

Vanguard’s fund trustees determined that a merger was in the best interest of shareholders, as it would place U.S. Value shareholders in a comparable fund with better historical long-term investment performance and offer them a large expense-ratio reduction, while shareholders of both funds would benefit from additional economies of scale. For more information regarding this proposal, please refer to the Merger of U.S. Value Fund into Value Index Fund Q&A.

7.	What are shareholders of Health Care, Energy, U.S. Growth, VVIF—Growth, and VVIF—Real Estate being asked to approve?

Proposal to change the diversification status of five funds

For shareholders of Health Care, Energy, U.S. Growth, VVIF—Growth, and VVIF—Real Estate

What are shareholders being asked to approve?

If approved, this proposal would allow the five funds to be reclassified as non-diversified. Under the Investment Company Act of 1940, a mutual fund is designated either as diversified or non-diversified depending on its ownership of, and concentration in, securities. A diversified fund is required to have less than 25% of its assets invested in individual securities that account for more than 5% of a fund’s total assets or where the fund owns more than 10% of a single issuer (the “Diversification Rule”). Each of the funds has been operating as a diversified fund and therefore has been adhering to the Diversification Rule.

How will the funds and fund shareholders benefit from passage of this proposal?

We believe that reclassifying the funds as non-diversified is in the best interests of the funds and their shareholders, as it gives the funds’ portfolio managers increased investment flexibility and potential for better investment performance. Notwithstanding the potential for improved investment performance, a non-diversified fund typically presents a heightened degree of investment risk because it can make more concentrated investments. For more information regarding this proposal, please refer to the Change in Diversification Status of Five Vanguard Funds Q&A.

8.	What is a shareholder meeting?

A shareholder meeting is called by a fund’s board of trustees to obtain a shareholder vote on one or more proposals. In this case, a shareholder meeting will be held so that shareholders of multiple funds can participate at the same meeting. Vanguard shareholders have the right to vote on important proposals concerning the fund or funds that they own. The vast majority of Vanguard shareholders vote by proxy in advance of the meeting rather than by attending it.

9.	Why is Vanguard holding its shareholder meeting virtually?

Vanguard will hold its shareholder meeting virtually on January 22, 2021, primarily because of the COVID-19 outbreak and in an effort to limit exposure to the virus.

10.	How often do the Vanguard funds hold shareholder meetings?

The Vanguard funds hold shareholder meetings only when shareholder approval is required to move forward with a particular transaction or policy change or, when appropriate, to address the composition of the funds’ board of trustees. The last time the Vanguard funds held a shareholder meeting was in 2017.

11.	Why are shareholders’ votes important?

Vanguard fund shareholders are owners of the funds, so their participation in the voting process is important for the funds to be able to operate more efficiently and effectively. Beginning in November 2020, Vanguard will ask shareholders to vote promptly so that the funds can avoid the extra cost of seeking the required level of shareholder participation before voting concludes at the shareholder meeting on January 22, 2021.

12.	How many votes are needed to reach quorum in order for the shareholder meeting to go forward?

Each fund must achieve a quorum for the shareholder meeting to go forward. This means that more than thirty-three and one-third percent (33⅓%) of the total combined net asset value of a fund’s shares must be represented at the meeting, either by virtual attendance or by proxy. All returned proxies count toward a quorum, regardless of how they are voted (“for,” “against,” or “abstain”).

13.	What will happen if shareholders do not approve the proposals?

If shareholders of a fund do not approve the diversification proposal, the fund will not implement the proposed change for that fund and Vanguard will consider withdrawing or amending the proposal. If U.S. Value shareholders do not approve the proposed merger, the fund will remain as a separate fund and its board may consider other alternatives for the fund which could include a liquidation of U.S. Value.

The voting process for shareholders

14. When voting begins, how can shareholders vote?

Voting instructions are expected to reach shareholders beginning in November 2020. Shareholders will be able to vote in one of four ways:

·	Online at the website listed on the proxy card or voting instruction card.
·	By phone, with a toll-free call to the number listed on the proxy card or voting instruction card.
·	By mail, using the proxy card or voting instruction card sent to the shareholder.
·

By virtually attending the Special Meeting of Shareholders, which will be held online on Friday, January 22, 2021, at 3 p.m., Eastern time. Instructions are included in the proxy statement. To join this meeting, visit http://www.meetingcenter.io/268468116 and enter the voting control number, which is included on the proxy card or voting instruction card. The password for the Special Meeting is VUSV2021.

We encourage shareholders to vote online or by phone, as these methods avoid the extra costs of return postage and handling, which are borne by the funds and therefore by the shareholders.

15. What if a shareholder wants to change their vote?

To change a previous vote, the shareholder may vote again using any of the methods described above. The last vote that the shareholder casts is the one that counts.

16. What is a proxy card?

A proxy card is a ballot used to vote by mail.

17. What is a voting instruction card?

A voting instruction card is another kind of ballot used to vote by mail. Voting instruction cards are provided to fund shareholders who invest through certain intermediaries, including Vanguard Brokerage Services. In these cases, shareholders are instructing their intermediaries on how they want their shares voted. The intermediaries then place the votes in accordance with the shareholder’s instructions.

18. A shareholder didn’t receive a proxy statement and proxy card or voting instruction card. Why not?

To be eligible to participate in the proxy vote, a shareholder must have held one or more of the six affected Vanguard funds as of the record date of October 15, 2020. If a shareholder held one or more of the funds on the record date and did not receive proxy materials, client-facing crew should review the following with the shareholder:

•	Do you own shares through a broker-dealer or bank? If so, check with your broker or bank.
•	If you are signed up for e-delivery of proxy statements, confirm that your email address is correct on vanguard.com.
•	If you are not signed up for e-delivery, confirm your mailing address at vanguard.com.
•

Are you invested only in an institutional or 529 plan held directly with Vanguard? If yes, then it is possible that the plan sponsor or state plan sponsor has the voting authority. If that is the case, you would not have received proxy materials.

•	If you’re still unable to locate voting materials, call 866-963-5746 to speak with a Computershare representative.

19. What should a shareholder do if their security code and/or control number is not working?

For all technical difficulties, shareholders should call Computershare at 866-963-5746 to speak with a representative.

20. During what hours is the Computershare voting call center open?

The touch-tone voting service is available 24 hours a day. Computershare representatives are available to take votes and answer questions Monday through Friday from 9 a.m. to 11 p.m. Eastern time and Saturday from noon to 6 p.m. Eastern.

21. If voting by mail, how should the shareholder sign the proxy card or voting instruction card?

Shareholders should sign their name exactly as it appears on the proxy card or voting instruction card they received along with their proxy statement. For a joint account, either owner of the account may sign the card, but again, the owner must sign the name exactly as it appears on the card. The proxy card or voting instruction card for other types of accounts should be signed in a way that indicates the signer’s authority—for example, “John Brown, Custodian.”

22. If a shareholder loses their return envelope, where should they mail their proxy card?

Shareholders are not required to mail their proxy cards, and they may vote by phone or online using the information on their proxy card or voting instruction card. However, to mail their vote, a shareholder can send their completed proxy card or voting instruction card to: PROXY TABULATOR, PO Box 808002, Louisville, KY 40233-9893.

Computershare’s role in the proxy

23. What is Computershare?

Computershare is a highly regarded proxy solicitation firm known for its secure and accurate processes.

24. What service is Computershare providing to Vanguard shareholders?

Vanguard has hired Computershare as our proxy vendor. Computershare will play an integral role in the proxy process by mailing proxy statements, conducting shareholder solicitation, and tabulating votes.

25. How is shareholders’ information protected?

Vanguard takes very seriously the protection of shareholders’ assets and sensitive information. Vanguard is continually building stronger detection and interception capabilities to keep our shareholders’ information safe. We follow industry best practices, employing state-of-the-art technology and rigorous online security standards, and we continuously evaluate and roll out additional security options.  We hold our vendors, including Computershare, to appropriate standards as well.

Additional background

26. Is this proxy vote connected to Vanguard’s role in voting on proxies of companies held in funds’ portfolios?

No, the proxy voting that Vanguard’s Investment Stewardship team carries out at public companies is different and distinct from Vanguard’s upcoming fund proxy vote. The Investment Stewardship team votes on behalf of the Vanguard funds at shareholder meetings of companies whose securities the Vanguard funds own. Vanguard’s proxy vote will give shareholders of the funds the opportunity to vote on the proposals affecting Vanguard funds.

A note about Investment Stewardship voting: As shareholders of public companies, the Vanguard funds vote by proxy throughout the year as part of their investment stewardship activities, including on director nominees for corporate boards of directors and on compensation matters, among other decisions requested by shareholders. Vanguard’s Investment Stewardship team conducts these activities subject to the proxy voting guidelines adopted by the board of trustees of each Vanguard fund. For more information about the proxy voting guidelines of the Vanguard funds, and our Investment Stewardship program, click here.

27. What is the Department of Labor’s (“DOL”) recent proxy voting proposal and does it impact the 2020–2021 proxy?

The DOL proposal will likely become effective near the conclusion of the proxy campaign on January 22, 2021; however, plan fiduciaries that vote prior to such effectiveness will not be impacted by the proposal. While the DOL’s proposal provides for an effective date 30 days after publication of the final rule in the Federal Register, the exact timing of any action by the DOL is not known. It is important, therefore, to continue soliciting shareholder participation under existing policies and standards until we have additional information. The proxy project team will inform IIG relationship managers of affected plans if the rule becomes effective during this proxy and discuss next steps, in which case the rule should only apply to plan fiduciaries.

The proposal, published September 4, 2020, would amend the regulation governing the exercise of shareholder rights, including proxy voting, and generally would prohibit plan fiduciaries from voting proxies that would not have an economic impact on the assets of the plan. In addition, the proposal permits plan fiduciaries to adopt voting policies intended to streamline compliance with the proposed rule, such as: (1) voting proxies in accordance with the recommendations of management after first concluding that the proposal would not have a significant impact on plan assets, (2) voting only on certain types of proxies (such as mergers and acquisition), and (3) voting only if the security represents a certain minimum threshold of plan assets (e.g., a security that represents 5% or more of plan assets). Therefore, if the proposed rule becomes effective prior to the conclusion of the proxy campaign, a plan fiduciary may determine the proxy will not have an economic impact on the plan, or otherwise implement one of the policies described above, and not vote the proxy.  It is important to note, however, that the proposal also permits a plan fiduciary to adopt a policy to permit proxy voting where necessary for the issuer to achieve a quorum.